
ASTORIA FINANCIAL
LONG ISLAND'S PREMIER COMMUNITY BANK
ASTORIA FEDERAL SAVINGS

Astoria Financial Corporation

www.astoriafederal.com

Investor Presentation
First Quarter Ended
March 31, 2010

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile

NYSE: AF

- $20.1 billion in assets
- $15.6 billion in loans
- $12.7 billion in deposits
- 8.1% deposit market share in Long Island market [(1)]
  - Largest thrift depository
- Insider & ESOP stock ownership: 23%
- Well capitalized
  - Bank regulatory capital
    - ✓ Core and tangible capital: 6.94%
    - ✓ Risk-based capital: 13.11%
    - ✓ Tier 1 risk-based capital: 11.84%

All figures in this presentation are as of March 31, 2010, except as noted.
(1) Deposit market share data as of June 30, 2009.

Same Simple Business Model


MORTGAGE LENDING
• Portfolio lender, NOT A MTGE. BANKER
• 1-4 Family, Multi-Family and CRE expertise
• Solid asset quality
EFFICIENCY
RETAIL BANKING
• Premier community bank on Long Island
• Dominant deposit market share
• #1 thrift depository in core market
SOLID RETURNS

1-4 Family Mortgage Lending

✓ $11.8 billion portfolio

- Primarily 5/1 and 7/1 jumbo prime hybrid ARMs
- No sub-prime, payment option or negative amortization ARM lending
- 1Q10 Originations of $900 million[1], average loan amount for portfolio = $720,000
- Weighted Average LTV for 1Q10 portfolio production = 62% at origination
- Weighted Average LTV on total 1-4 family loan portfolio < 62%[2]
  - $6.4 billion, or 54%, of portfolio originated in 2007, 2008, 2009, 2010; Weighted Average LTV = 59%[2]
  - $5.4 billion, or 46%, of portfolio originated 2006 and earlier; Weighted Average LTV = 64%[2]

✓ Multiple delivery channels provide flexibility & efficiency

- Retail
- Commissioned brokers covering 17 states[3]
- Third party originators – correspondents covering 18 states[3]

✓ Secondary marketing capability

- Sale of 30 year fixed-rate conforming loans

✓ Geographically diversified portfolio

- Reduces lending concentrations

(1) Includes loans originated for sale.
(2) Based on current principal balances and original appraised values.
(3) All loans underwritten to Astoria's stringent standards. Includes Washington, D.C.

Multi-family/Commercial Real Estate Portfolio

- ✓ $3.3 billion in portfolio
  - Weighted average coupon at March 31, 2010: 6.04%[1]
  - Weighted average LTV < 61%[2]
  - Average loan < $1 million
- ✓ Approximately 70% of multi-family portfolio is subject to rent control or rent stabilization
- ✓ Limit originations in current economic environment

(1) Excludes non-performing loans
(2) Based on current principal balances and original appraised values.

Astoria Financial Corporation

Leading Retail Banking Franchise

- $12.7 billion in deposits, 85 banking office network
  - Serving the Long Island market since 1888
- Low cost/stable source of funds – weighted average rate: 1.64%
- $11.8 billion, or 93%, of total deposits emanate from within 5 miles of a branch – no broker or municipal deposits
- Banking offices with high average deposits contribute to efficiency
  - Long Island Offices (82) – *Nassau (28), Queens (17), Suffolk (25), Brooklyn (12)* – Average Deposits of $148 Million
  - Westchester Offices (3) – Average Deposits of $186 Million
- Alternative delivery channels
  - ATM's, telephone and Internet banking

Astoria Financial Corporation

Retail Banking Philosophy

- Organic growth vs. de-novo branching
- Differentiation from competition
  - Maintain pricing discipline
  - Pro-active sales culture – PEAK Process
  - Focus on customer service – High customer satisfaction
  - Community involvement – Support over 575 local organizations and not-for-profit agencies in our markets

Astoria Federal is an integral part of the fabric of the communities we serve

Astoria Financial Corporation

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking:
#1- all thrifts, #4- all banks



Kings County (Brooklyn)

Population: 2,552,387
Median household income: $43,833
Deposits: $1.6 billion
Branches: 12
Market share: 5%
Rank: #2 thrift, #6 all banks

Queens County

Population: 2,285,503
Median household income: $57,639
Deposits: $3.1 billion
Branches: 17
Market share: 8%
Rank: #1 thrift, #4 all banks

Nassau County

Population: 1,321,125
Median household income: $101,067
Deposits: $5.4 billion
Branches: 28
Market share: 10%
Rank: #1 thrift, #4 all banks

Suffolk County

Population: 1,478,510
Median household income: $85,938
Deposits: $3.1 billion
Branches: 25
Market share: 9%
Rank: #1 thrift, #3 all banks

TOTAL 4 COUNTY POPULATION: 7,637,525
Exceeds population of 38 individual U.S. states

Source: FDIC Summary of Deposits (as of June 30, 2009)

Astoria Financial Corporation

Strong Position in Core Market

Brooklyn, Queens, Nassau and Suffolk

The combined population of these four counties (7.6 million) exceeds the population of 38 individual U.S. states

($ in millions)

	Institution	June 30, 2009 Deposits	June 08-09 Growth	Market Share	# of Branches	Average Deposits Per Branch
1	Chase	$ 36,012	$ (2,022)	22.0 %	386	$93
2	Citibank	20,358	540	12.5	139	146
3	Capital One	19,408	(3,392)	11.9	201	97
4	**ASTORIA***	**13,234**	**432**	**8.1**	**82**	**161**
5	HSBC	10,770	309	6.6	94	115
6	NY Community	9,410	(659)	5.8	127	74
7	TD Bank	7,730	497	4.7	71	109
8	Bank of America	7,612	2,252	4.7	125	61
	Total - Top 8	**$ 124,534**	**$ (2,043)**	**76.2 %**	**1,225**	**$102**
	Total - Core Market	**$ 163,347**	**$ 3,122**	**100.0 %**	**1,724** (1)	**$95**

* Astoria's deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits.
Source: FDIC Summary of Deposits. Data as of June 30, 2009. Top 8 represents institutions with deposits exceeding $5 Billion.

(1) An increase of 34 branches to the Total Core Market during the 12 months ended June 30, 2009.

Astoria Financial Corporation

Market Share Trend 1999 - 2009

Brooklyn, Queens, Nassau and Suffolk

($ in millions)

	Institution	June 30, 2009 Deposits	June 99-09 Growth $	June 99-09 Growth %	June 09 Market Share	June 99-09 Market Share Gain/(Loss)	June 99-09 Change in # of Branches
1	TD Bank	$ 7,730	$ 7,730	100.0 %	4.7 %	4.7 %	71
2	Citibank	20,358	6,517	47.1	12.5	0.0	(18)
3	**ASTORIA***	**13,234**	**4,040**	**43.9**	**8.1**	**(0.2)**	**(2)**
4	HSBC	10,770	2,239	26.2	6.6	(1.1)	(6)
5	NY Community	9,410	1,367	17.0	5.8	(1.5)	27
6	Bank of America	7,612	(326)	(4.1)	4.7	(2.5)	1
7	Chase	36,012	7,892	28.1	22.0	(3.2)	28
8	Capital One	19,408	2,031	11.7	11.9	(3.7)	6
	Total - Top 8	**$ 124,534**	**$ 31,490**	**33.8 %**	**76.2 %**	**(7.3) %**	**+ 107**
	Total - Core Market	**$ 163,347**	**$ 52,004**	**46.7 %**	**100.0 %**		**+ 340**

* Astoria's deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits.
Source: FDIC Summary of Deposits. Data as of June 30, 2009. Top 8 represents institutions with deposits exceeding $5 Billion.

Astoria Financial Corporation

Low Expense Ratio



3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Percent
2005
2006
2007
2008
2009
1Q10*
All U.S. Thrifts
NY Thrifts
AF

Expense ratio represents non-interest expense divided by average assets. * Most recent quarterly data available for All US Thrifts and NY Thrifts is for 4Q09.
Source: SNL Financial

Astoria Financial Corporation

Operating Results

(In Thousands, Except Per Share Data)

	Operating Income (Non-GAAP)		
	1Q10 (1)	Year Ended 2009 (2)	Year Ended 2008 (2)
Net interest income	$114,352	$428,769	$395,384
Provision for loan losses	45,000	200,000	69,000
Net interest income after provision for loan losses	69,352	228,769	326,384
Non-interest income	18,692	86,689	88,876
Non-interest expense (general and administrative expense)	68,259	260,205	233,260
Income before income tax expense	19,785	55,253	182,000
Income tax expense	6,859	16,689	56,156
Operating income	$12,926	$38,564	$125,844
Diluted operating earnings per common share	$0.14	$0.42	$1.38
Operating income	$12,926	$38,564	$125,844
Add back:			
Income tax expense	6,859	16,689	56,156
Provision for loan losses	45,000	200,000	69,000
Pre-tax, pre-provision operating income	**$64,785**	**$255,253**	**$251,000**
1Q10 annualized pre-tax, pre-provision operating income	**$259,140**		
Average interest earning assets	$19,167,197	$20,086,571	$20,744,947
Net interest margin	2.39%	2.13%	1.91%

(1) 1Q10 operating income equals net income.
(2) For a reconciliation of GAAP measures to non-GAAP measures (operating income), please refer to page 42.

Astoria Financial Corporation

Current Focus

- **Credit**
- Margin
- Interest Rate Risk

Asset Quality Focus

- Conservative underwriting standards
  - ✓ Purchase and non-cash refinance loans:
    - – 75% maximum LTV on jumbo loans up to $1 million
    - – 70% maximum LTV on loans > $1 million
    - – Cash/marketable securities reserve requirements
  - ✓ Cash-out refinance loans
    - – 60% maximum LTV on refi jumbo loans up to $1 million
    - – 50% maximum LTV on loans > $1 million
    - – Maximum cash out - $100,000
    - – Cash/marketable securities reserve requirements

Asset Quality Focus

- Limited credit risk
  - ✓ Conservative underwriting, top quality loans, low LTVs at origination
  - ✓ No sub-prime, payment option or negative amortization ARM lending
  - ✓ Non-performing loans: $419.1 million or 2.09% of total assets
    - Includes $59.9 million of troubled debt restructurings ("TDR")
    - Includes $246.1 million of non-performing one-to-four family loans which, at 6 months delinquent and annually thereafter, were reviewed and charged-off as needed, to estimated fair value less estimated selling costs
    - No geographic concentration of NPLs
    - Net charge-offs to average loans outstanding: 72 basis points 1Q10 annualized
- Top quality MBS portfolio
  - ✓ 97% GSE/agency, balance 'AAA' rated
  - ✓ CMOs, seasoned collateral, well structured with minimal extension risk
  - ✓ Average life 2.1 years

Astoria Financial Corporation

Asset Quality Metrics

At March 31, 2010, unless otherwise noted
($ in millions)

	1-4 Family	Multi-family	CRE	Construction	Consumer & Other	Total
Loan portfolio balance	$ 11,846.5	$ 2,490.1	$ 851.1	$ 20.9	$ 326.4 (1)	$ 15,637.8 (2)
Non-performing loans	$ 349.5 (3)	$ 52.5 (4)	$ 4.5	$ 7.7	$ 4.9	$ 419.1 (3)
% of total loans	2.23 %	0.34 %	0.03 %	0.05 %	0.03 %	2.68 %
Net charge-offs 1Q10	$ 17.4	$ 6.3	$ 4.3	$ 0.0	$ 0.3	$ 28.3
Net charge-offs to avg. total loans (1Q10 annualized)	44 bp	16 bp	11 bp	0 bp	1 bp	72 bp

(1) Includes home equity loans of $298.7 million
(2) Includes $102.9 million of net unamortized premiums and deferred loan costs
(3) Includes $246.1 million reviewed and adjusted, as needed, at 180 days delinquent and annually thereafter
(4) Includes $23.7 million of TDRs performing in accordance with their modified terms

Astoria Financial Corporation

Geographic Composition of 1- 4 Family NPLs

At March 31, 2010
($ in millions)

State	1-4 Family Loans	% of Total 1-4 Family Loans	1-4 Family Non-Performing Loans	% of Total 1-4 Family Non-Performing Loans	1-4 Family Non-Performing Loans as a % of State Totals
New York	$ 3,121.1	26.3 %	$ 47.4	13.7 %	1.52 %
Illinois	1,476.6	12.5	45.5	13.0	3.08
Connecticut	1,155.9	9.8	31.6	9.0	2.73
California	1,022.9	8.6	44.2	12.6	4.32
New Jersey	898.6	7.6	48.0	13.7	5.34
Massachusetts	843.4	7.1	16.0	4.6	1.90
Virginia	758.0	6.4	20.3	5.8	2.68
Maryland	742.7	6.3	39.8	11.4	5.36
Washington	355.7	3.0	2.9	0.8	0.82
Florida	256.4	2.2	26.9	7.7	10.49
All other states (1)	1,215.2	10.2	26.9	7.7	2.21
TOTAL	**$ 11,846.5**	**100.0 %**	**$ 349.5**	**100.0 %**	**2.95 %**

(1) Includes 28 states and Washington, D.C.

Astoria Financial Corporation

1-4 Family Delinquency Ratios: AF vs. MBA

Loans delinquent 30 days or more


Percent
LI Savings Bank Acquisition 09/30/98
Outsourced Mtge. Servicing 12/31/05
MBA - NY
MBA - US
AF

Source: MBA National Delinquency Survey.

Astoria Financial Corporation

NPL & Early Stage Delinquency Trends

($ in millions)

Early Stage Delinquency Trends (linked quarter)

	Early Stage Delinquencies (30-89 days)	Change $	Change %
At 03/31/09	$321.6	$21.7	7.2%
At 06/30/09	$320.2	($1.4)	(0.4)%
At 09/30/09	$273.5	($46.7)	(14.6)%
At 12/31/09	$289.2	$15.7	5.7%
At 03/31/10	$268.3	($20.9)	(7.2)%

Total NPL Trends (linked quarter)

	03/31/09	06/30/09	09/30/09	12/31/09	03/31/10
1-4 Family	$245.5	$287.9	$323.8	$330.1	$349.5
Multi-Family	$ 66.2	$ 55.3	$ 65.4	$ 59.5	52.5
CRE	$ 15.3	$ 4.5	$ 10.0	$ 8.7	4.5
Construction	$ 7.2	$ 8.4	$ 5.5	$ 5.5	7.7
Consumer	$ 2.4	$ 3.9	$ 3.8	$ 4.8	4.9
TOTAL	**$336.6**	**$360.0**	**$408.5**	**$408.6**	**$419.1**

Astoria Financial Corporation

Current Focus

- Credit
- **Margin**
- Interest Rate Risk

Margin Expansion Opportunities

Modest margin expansion opportunities expected due to declining liability costs offset somewhat by declining asset yields:

- 1Q10 margin: 2.39%
  - Cost of deposits for 1Q10: 1.69%
  - Weighted average rate of deposits at March 31, 2010: 1.64%
- CDs were either issued or repriced during March 2010 with a weighted average rate of 1.26%
- CDs scheduled to mature during the remainder of 2010:
  - 2Q10: $1.5 billion with a weighted average rate of 2.06%
  - 3Q10: $0.8 billion with a weighted average rate of 2.26%
  - 4Q10: $1.7 billion with a weighted average rate of 2.03%
- Hybrid ARMs scheduled to reset and reprice downward into 1 year ARMs:
  - 2Q10: $0.8 billion with a weighted average rate of 4.72%
  - 3Q10: $1.1 billion with a weighted average rate of 4.81%
  - 4Q10: $1.0 billion with a weighted average rate of 4.73%

Note: CDs referenced herein exclude Liquid CDs

Current Focus

- Credit
- Margin
- **Interest Rate Risk**

Interest Rate Risk Management

- One year interest rate sensitivity gap: (5.91)%
- Focus on extending maturities
  - $2.3 billion of CDs* issued in 1Q10, with a weighted average rate of 1.63% and a weighted average maturity of 18 months, including $751.5 million of CDs* extended for terms of 2 years or more
  - $200.0 million of borrowings extended for terms of 3 years or more
- Key balance sheet components
  - Approximately $5.1 billion, or 34% of mortgage portfolio, matures or reprices within one year or less
  - Weighted average life of MBS portfolio of 2.1 years

* Excludes Liquid CDs

Investment Merits

- Simple, time-tested business model
  - Quality mortgage lending
  - Quality retail banking
  - Pre-tax, pre-provision income growing: $259 million (1Q10 annualized) [(1)]
- Positive credit trends
  - Current credit quality stabilization suggests future credit cost improvement
- Attractive retail banking franchise
  - Dominant deposit market share in Long Island market
  - Core deposit growth
- Well capitalized
- Inside ownership at 23%

(1) Please refer to the table on page 13.

Astoria Financial Corporation

Addendum

ASTORIA FINANCIAL CORPORATION

www.astoriafederal.com

LONG ISLAND'S PREMIER COMMUNITY BANK

Ownership Profile

At March 31, 2010



Officers & Directors 11%
ESOP & Other Benefit Plans 12%
Retail 4%
Institutions 73%

Shares Outstanding: 97,895,929

Astoria Financial Corporation

Solid and Seasoned Management Team

	Responsibility	Age	Yrs. in Banking
George L. Engelke, Jr. Chairman & CEO	Chief Executive Officer	71	39
Monte N. Redman President & COO	Chief Operating Officer	59	36
Alan P. Eggleston EVP, Secretary & General Counsel	Legal	56	30
Frank E. Fusco EVP, Treasurer & CFO	Chief Financial Officer	47	20
Arnold K. Greenberg Executive Vice President	Support Services	69	38
Gerard C. Keegan Vice Chairman & CAO	Retail Banking	63	39
Gary T. McCann Executive Vice President	Mortgage Lending	57	33

Astoria Financial Corporation

Improving Balance Sheet Quality

At December 31, 1999 ($ in thousands)

Assets


Other
8%
Securities
47%
Loans
45%

Liabilities & Shareholders' Equity


Equity
5%
Other
2%
Borrowings
51%
Deposits
42%

Total Assets: $22,696,536

At March 31, 2010 ($ in thousands)

Assets


Other
6%
Securities
16%
Loans
78%

Liabilities & Shareholders' Equity


Equity
6%
Other
2%
Borrowings
29%
Deposits
63%

Total Assets: $20,061,043

Astoria Financial Corporation

Bank Regulatory Capital[1]

At March 31, 2010


Percent
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
6.94%
6.94%
13.11%
Core
Tangible
Risk-Based
Regulatory Requirement
Excess Capital

(1) Astoria Federal Savings

Note: Tier 1 Risk-Based Capital of 11.84%

Astoria Financial Corporation

1-4 Family Mortgage Loan Originations*

By Product Type



3/1 ARM
5/1 ARM
Other ARM
Other
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.6 B
$3.2 B
$3.3 B
$2.7 B
$3.8 B
$3.8 B
$3.6 B
$0.9 B

	2003	2004	2005	2006	2007	2008	2009	1Q10
Net portfolio growth:	($238.3) M	+$83.7 M	+$703.2 M	+$456.2 M	+$1.4 B	+$721.3 M	($454.3) M	($48.8) M
Weighted Avg. Portfolio Coupon at Period End	5.26%	5.05%	5.19%	5.48%	5.70%	5.64%**	5.22%**	5.11%**

* Includes loans originated for sale.
** Excludes non-performing loans

Astoria Financial Corporation

1-4 Family Mortgage Loan Originations*

By Delivery Channel



$4.0
$3.0
$2.0
$1.0
$0.0
$3.2 B
$3.3 B
$2.7 B
$3.8 B
$3.8 B
$3.6 B
$0.9 B
2004
2005
2006
2007
2008
2009
1Q10
Retail
Broker
Correspondent

* Includes loans originated for sale.

Astoria Financial Corporation

Geographic Composition of 1-4 Family Originations

For the quarter ended March 31, 2010



New York
39%
New Jersey
4%
Connecticut
7%
Illinois
15%
Massachusetts
9%
Texas
5%
Other < 5%
21%

Total 1-4 Family Loan Originations
$0.9 Billion [(1)]
Weighted Average LTV: 62% [(2)]

(1) Includes $60.8 million originated for sale.
(2) Excludes loans originated for sale.

Astoria Financial Corporation

Geographic Composition of 1-4 Family Loan Portfolio

At March 31, 2010


New Jersey
8%
New York
26%
Connecticut
10%
Illinois
13%
Other < 5%
15%
California
9%
Maryland
6%
Virginia
6%
Massachusetts
7%

Total 1-4 Family Loan Portfolio
$11.8 Billion

Astoria Financial Corporation

Geographic Composition of Multi-family/CRE Portfolio Loans

At March 31, 2010



Other
4%
Florida
3%
New York,
New Jersey,
Connecticut
93%

Total Multifamily/CRE Portfolio
$3.3 Billion

Astoria Financial Corporation

Acquisition History

Year	Thrift	# Branches	Assets (in millions)
1973	Metropolitan Federal	2	$ 50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal [(1)]	1	25
1987	Oneonta Federal [(1)]	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York [(2)]	18	1,800
1997	The Greater NY Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600
	TOTAL	**86**	**$11,590**

(1) Branches sold in 1999
(2) One satellite office closed in 1997

Astoria Financial Corporation

Core Community Deposits

At March 31, 2010


Money Market: $0.3B
Rate: 0.44%
Savings: $2.1B
Rate: 0.40%
Now/Demand: $1.7B
Rate: 0.06%
* Liquid CDs: $0.6B
Rate: 0.50%
* Retail CDs: $7.9B
Rate: 2.44%

Total - $12.7 Billion [(1)]

*** Note: 56% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.**

(1) Does not foot due to rounding

Astoria Financial Corporation

Sales – PEAK Process

Performance based on **E**nthusiasm, **A**ctions and **K**nowledge

"Sales Oriented and Service Obsessed"

✓ A "needs" based approach to sales rather than "product" based approach

✓ Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network

✓ Incentives for strong performance, both individual and team

Astoria Financial Corporation

Customer Satisfaction

Key Findings: Favorably Positioned Against Competitors

- 74% of Astoria customers are highly satisfied
- 72% of Astoria customers are highly likely to recommend Astoria to friend/family member
- Astoria customers are 25% more likely to net increase their deposit relationship than are competitor customers
- Satisfaction with the branch is by far the strongest driver of overall satisfaction – 83% of Astoria customers are highly satisfied with quality of branch service

Community Involvement

Key Initiatives

- Education First
  - Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live
- Neighborhood Outreach
  - Supports local organizations that enrich the communities within our market area
  - Over 575 community-based organizations and not-for-profit agencies supported in our markets
- Results/Recognition
  - Seven consecutive “Outstanding” Community Reinvestment Act ratings by OTS

Astoria Federal is an integral part of the fabric of the communities we serve

Glossary

ARM	–	Adjustable Rate Mortgage
CMO	–	Collateralized Mortgage Obligation
CRE	–	Commercial Real Estate
ESOP	–	Employee Stock Ownership Plan
G&A	–	General and Administrative Expense
GAAP	–	Generally Accepted Accounting Principles
GSE	–	Government Sponsored Enterprise
LTV	–	Loan-To-Value Ratio
MBA	–	Mortgage Bankers Association
MBS	–	Mortgage-Backed Securities
NPL	–	Non-Performing Loan
OTS	–	Office of Thrift Supervision

Reconciliation of GAAP Measures to Non-GAAP Measures

(In Thousands, Except Per Share Data)

Income and expense determined in accordance with GAAP (GAAP measures) excluding the charges and related tax effects detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Twelve Months Ended					
	December 31, 2009			December 31, 2008		
	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (4)	Non-GAAP
Net interest income	$428,769	$ -	$428,769	$395,384	$ -	$395,384
Provision for loan losses	200,000	-	200,000	69,000	-	69,000
Net interest income after provision for loan losses	228,769	-	228,769	326,384	-	326,384
Non-interest income	79,801	6,888	86,689	11,180	77,696	88,876
Non-interest expense (general and administrative expense)	270,056	(9,851)	260,205	233,260	-	233,260
Income before income tax expense	38,514	16,739	55,253	104,304	77,696	182,000
Income tax expense	10,830	5,859	16,689	28,962	27,194	56,156
Net income (2)	$ 27,684	$ 10,880	$ 38,564	$75,342	$ 50,502	$ 125,844
Diluted earnings per common share (2)	$0.30	$0.12	$0.42	$0.82	$0.56	$1.38
Net income (2)	$ 27,684	$ 10,880	$ 38,564	$ 75,342	$ 50,502	$125,844
Add back:						
Income tax expense	10,830	5,859	16,689	28,962	27,194	56,156
Provision for loan losses	200,000	-	200,000	69,000	-	69,000
Pre-tax, pre-provision income (3)	$238,514	$ 16,739	$255,253	$ 173,304	$ 77,696	$251,000

(1) Non-interest income adjustment relates to the $1.6 million lower of cost or market write-down of premises and equipment held-for-sale recorded in the 2009 second quarter and the $5.3 million other-than-temporary impairment write-down of securities charge recorded in the 2009 first quarter and non-interest expense adjustment relates to the federal deposit insurance special assessment recorded in the 2009 second quarter.

(2) Non-GAAP net income and non-GAAP EPS are also referred to as operating income and operating EPS throughout this presentation.

(3) Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income throughout this presentation.

(4) Adjustments relate to the other-than-temporary impairment write-down of securities charge recorded in the 2008 third quarter and subsequent tax adjustment recorded in the 2008 fourth quarter as a result of tax changes due to the enactment of the Emergency Economic Stabilization Act in October 2008.

Astoria Financial Corporation

Contact Information

Web site:	www.astoriafederal.com
Email:	ir@astoriafederal.com
Telephone:	(516) 327-7869
Address:	Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY 11042

Astoria Financial Corporation